Exhibit 10.1
Big Stone II Power Plant
Amendment No. 4 to
Participation Agreement
By and Among
CENTRAL MINNESOTA MUNICIPAL POWER AGENCY,
GREAT RIVER ENERGY,
HEARTLAND CONSUMERS POWER DISTRICT,
MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU
RESOURCES GROUP, INC.,
OTTER TAIL CORPORATION dba OTTER TAIL POWER COMPANY,
SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY, AND
WESTERN MINNESOTA MUNICIPAL POWER AGENCY
As
Owners
Effective
June 8, 2007

Amendment No. 4 to Participation Agreement June 8, 2007

Amendment No. 4 to Participation Agreement
     THIS AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT (this “Amendment”) is made as of June 8, 2007, by and among Central Minnesota Municipal Power Agency, an agency incorporated under the laws of the State of Minnesota (“CMMPA”), Great River Energy, a cooperative corporation incorporated under the laws of the State of Minnesota (“GRE”), Heartland Consumers Power District, a consumers power district formed and organized under the South Dakota Consumers Power District Law (Chapter 49-35 of the South Dakota Codified Laws) (“Heartland”), Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a corporation incorporated under the laws of the State of Delaware (“Montana-Dakota”), Otter Tail Corporation, a corporation incorporated under the laws of the State of Minnesota, doing business as Otter Tail Power Company (“Otter Tail”), Southern Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“SMMPA”), and Western Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“WMMPA”) (each individually a “Party” and, collectively, the “Parties”).
RECITALS
     WHEREAS, the Parties have entered into a Participation Agreement, dated June 30, 2005 (the “Agreement”), and an Amendment No. 1 to the Participation Agreement dated effective as of June 1, 2006 (the “Amendment No. 1”), an Amendment No. 2 to the Participation Agreement dated August 1, 2006 (the “Amendment No. 2”) and an Amendment No. 3 to the Participation Agreement dated effective as of September 1, 2006 (individually, the “Amendment No. 3”, and collectively with the Agreement and the Amendment No. 1, the Amendment No. 2 and the Amendment No. 3, the “Amended Agreement”), to provide for their ownership as tenants in common of BSP II and set forth certain responsibilities and mechanisms for the design, construction, ownership, operation, maintenance and repair of BSP II; and
     WHEREAS, the Parties desire to amend the Amended Agreement as and to the extent provided in this Amendment.
     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Amendment, the Parties covenant and agree as follows:
AGREEMENTS
     1.01 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
     1.02 Amendments. The Amended Agreement is hereby amended as follows:
     (a) In Section 3.05(b) of the Amended Agreement, “on June 28, 2007” is hereby deleted and replaced with “not later than September 12, 2007”.

Amendment No. 4 to Participation Agreement June 8, 2007

     (b) The portion of the sentence included in Section 3.05(b)(i), subsection (B) of the Amended Agreement is hereby deleted in its entirety and replaced with the following: “deposits into the Trust Account on or before November 30, 2007, a payment equal to the difference of the following (such difference being referred to herein as the “Net Exit Payment ”):
     Thirty-Seven Dollars and Fifty Cents ($37.50) per kilowatt multiplied by that Owner’s Ownership Share (calculated based on a 600 MW plant and expressed in kilowatts as reflected on Exhibit B hereto (the “Exit Payment”) less the withdrawing Owner’s prorated portion (also based on Exhibit B hereto) of the Project Costs that have been incurred or that relate to any obligations created during the period starting September 1, 2006 through the date of receipt by the non-withdrawing Owners of such withdrawing Owner’s notice of withdrawal (the “Interim Project Costs”).
     If there is a positive Net Exit Payment balance in the Trust Account after November 30, 2007 and if notice of Interim Project Costs is received by the non-withdrawing Owners after the withdrawing Owner’s deposit, the non-withdrawing Owners shall pay the withdrawing Owner’s prorata portion of such Interim Project Costs first using any balance of the Net Exit Payment remaining in the Trust Account. The non-withdrawing Owners shall provide the withdrawing Owner a monthly statement reflecting such activity and evidence of the paid Interim Project Costs. When and if the Net Exit Payment equals zero or is a negative number, then the withdrawing Owner shall pay such Interim Project Costs not more than thirty (30) days after receipt of any invoice received from the non-withdrawing Owners regarding such Interim Project Costs.
     Notwithstanding the foregoing, however, in no event (other than as provided in Section 3.05(c) below) shall the non-withdrawing Owners pay the withdrawing Owner, even if the withdrawing Owner’s Net Exit Payment is a negative number, meaning that its portion of the Interim Project Costs exceeds its Exit Payment.
     (c) Section 3.05 is hereby amended by adding a new clause “(c)” reading in its entirety as follows:
“(c) Notwithstanding any provision of this Agreement as amended to the contrary (other than Section 9.06 hereof), in the event SMMPA withdraws from the Project in accordance with Section 3.05(b)(i)(A), (i) the amount payable by SMMPA pursuant to Section 3.05(b)(i)(B) shall equal a total fixed amount of $1,762,500 (calculated by multiplying $37.50 by 47,000 kilowatts, which represents SMMPA’s Ownership Share expressed in kilowatts and calculated based on a 600 MW plant) (the “Fixed Payment”); and (ii) SMMPA shall be obligated to pay the Fixed Payment whether or not a Double Majority approves the continuation of the Project; provided that to the extent (x) the amount of the Fixed Payment exceeds the amount SMMPA has deposited into the Trust Account pursuant to Section 7.02 for Interim Project Costs as of the date of receipt by the other Owners of SMMPA’s notice of withdrawal (the “Notice Date”), SMMPA shall deposit the amount of such difference into the Trust Account on or before November 30,

Amendment No. 4 to Participation Agreement June 8, 2007

2007; and (y) the amount of the Fixed Payment is less than the amount SMMPA has deposited into the Trust Account pursuant to Section 7.02 for Interim Project Costs as of the Notice Date, each other Owner (whether a non-withdrawing Owner or a withdrawing Owner) shall either directly pay to SMMPA or deposit into the Trust Account for SMMPA’s benefit such Owner’s prorated portion (calculated based on Exhibit B hereto) of the amount of such difference within thirty (30) days after November 30, 2007. For the avoidance of doubt, (i) the Fixed Payment shall be deemed to be SMMPA’s Net Exit Payment; and (ii) SMMPA shall not be obligated to pay any other Project Costs, Interim Project Costs, Exit Payment, Net Exit Payment or costs and expenses incurred in connection with the Owners’ compliance with Section 14.02 (Windup Events) of this Agreement, or any other costs or expenses except those obligations arising under Section 9.06 hereof, and shall not be entitled to receive any refunds, rebates or other amounts, payable under the terms of this Agreement.”
     1.03 Continuing Effect; Ratification. Except as expressly amended herein, all other terms, covenants and conditions contained in the Amended Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.
     1.04 Governing Law. This Amendment shall be interpreted and enforced in accordance with the Laws of the State of South Dakota, notwithstanding any conflict of law provision to the contrary.
     1.05 Captions. All titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the content or scope of this Amendment.
     1.06 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Counterpart signatures may be delivered by facsimile or electronic transmission, each of which shall have the same force and effect as an original signed copy.
     1.07 Authority. Each signatory to this Amendment represents that he/she has the authority to execute and deliver this Amendment on behalf of the party set forth above his/her signature.
[Signature pages follow.
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Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

CENTRAL MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Bob Elston
Name:	Bob Elston
Title:	President
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

HEARTLAND CONSUMERS POWER
DISTRICT

By	/s/ Michael McDowell
Name:	Michael McDowell
Title:	General Manager
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

SOUTHERN MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Raymond A. Hayward
Name:	Raymond A. Hayward
Title:	Executive Director and CEO
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

WESTERN MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Thomas J. Heller
Name:	Thomas J. Heller
Title:	Assistant Secretary & Assistant Treasurer
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

GREAT RIVER ENERGY

By	/s/ David Saggau
Name:	David Saggau
Title:	President and Chief Executive Officer
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

MONTANA-DAKOTA UTILITIES CO.,
a Division of MDU Resources Group, Inc.

By	/s/ Bruce T. Imsdahl
Name:	Bruce T. Imsdahl
Title:	President and Chief Executive Officer
[Signatures continued on next page.]

Amendment No. 4 to Participation Agreement June 8, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

OTTER TAIL CORPORATION
dba Otter Tail Power Company

By	/s/ Charles S. MacFarlane
Name:	Charles S. MacFarlane
Title:	President

Amendment No. 4 to Participation Agreement June 8, 2007